UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 15, 2003
                                                          --------------

                                CKF BANCORP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-25180                 61-1267810
--------------------------------       ------------          -------------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation or Organization          File Number           Identification No.)



         340 West Main Street, Danville, Kentucky          40422
         ----------------------------------------------------------
         (Address of Principal Executive Offices)        (Zip Code)



       Registrant's telephone number, including area code: (859) 236-4181

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibit is filed herewith:

               Exhibit 99               Press Release dated April 15, 2003


ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

     On April 15, 2003, CKF Bancorp, Inc. issued a press release announcing its unaudited financial results for the quarter ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CKF BANCORP, INC.



Date:  April 22, 2003               By:/s/ John H. Stigall
                                       ---------------------------------------
                                       John H. Stigall
                                       President and Chief Executive Officer